CONFORMED COPY

                   AMENDED AND RESTATED CREDIT AGREEMENT

   AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 19, 1998 among THE GILLETTE COMPANY (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                                WITNESSETH:

   WHEREAS, the parties hereto have heretofore entered into a 364-Day Credit Agreement dated as of December 20, 1996 and an amendment and restatement thereof dated as of October 20, 1997 (collectively, the "Agreement");

   WHEREAS, no Loans are outstanding under the Agreement at the date hereof;

and

   WHEREAS, the parties hereto desire to amend the Agreement to increase the aggregate amount of the Commitments to $2,000,000,000, to make the other amendments specified below and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below;

   NOW, THEREFORE, the parties hereto agree as follows:

   SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

   SECTION 2. Amendment of the Agreement. (a) Each reference to "1996" in the definition of "Company's 1996 Form 10-K", in Section 4.04(a) and in
Section 4.07 is changed to "1997".

   (b) Each reference to "1997" in the definition of "Company's Latest Form 10-Q". in Section 4.04(b) and in Section 4.05 is changed to "1998".

   (c) The date "October 19, 1998" appearing in the definition of "Termination Date" is changed to "October 18, 1999".

   SECTION 3. Changes in Commitments. With effect from and including the date this Amended and Restated Credit Agreement becomes effective in accordance with Section 5 hereof:

   (a) the Commitment Schedule annexed hereto shall be substituted for the Commitment Schedule attached to the Agreement;

   (b) each Person listed on the signature pages hereof which is not a party to the Agreement (a "New Bank") shall become a Bank party to the Agreement;

   (c) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the Commitment Schedule; and

   (d) any Bank not listed in the Commitment Schedule shall upon such effectiveness cease to be a Bank party to the Agreement, and all accrued fees and other amounts payable under the Agreement for the account of such Bank shall be due and payable on such date; provided that the provisions of Sections 8.03 and 11.03 of the Agreement shall continue to inure to the benefit of each such Bank.

   SECTION 4. Governing Law. This Amended and Restated Credit Agreement shall be governed by and construed in accordance with the laws of the State of New York.

   SECTION 5. Counterparts; Effectiveness. This Amended and Restated Credit Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amended and Restated Credit Agreement shall become effective as of the date hereof when the Agent shall have received (i) duly executed counterparts hereof signed by the Company and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of excution of a counterpart hearof by such party);(ii)a duly execuyet Note for each of the New Banks (a "New Note"), dated on or before the date of effectiveness hereof and otherwise in compliance with Section 2.05 of the Agreement;
(iii) an opinion of the General Counsel of the Company (or such other counsel for the Company as may be acceptable to the Agent) substantially in the form of Exhibit E to the Agreement with reference to this Amended and Restated Credit Agreement, the Agreement as amended and restated hereby and the Notes (including the New Notes); and (iv) all documents it may reasonably request relating to the existence of the Company, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent.

  IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be duly executed as of the date first above written.


THE GILLETTE COMPANY


By /s/ Gian Camuzzi
     Title:  Vice President - Treasurer



MORGAN GUARANTY TRUST COMPANY
     OF NEW YORK


By /s/ Diana H. Imhof
Title:  Vice President



CREDIT SUISSE FIRST BOSTON


By /s/ David W. Kratovil
Title:  Director


By /s/ Robert Hetu
Title:  Vice President



ABN AMRO BANK N.V.


By /s/ Diane R. Maurice
     Title:  Vice President


By /s/ Thomas F. Fleming, Jr.
Title:  Executive Vice President



BANKBOSTON, N.A.


By /s/ John P. O'Loughlin
     Title:  Vice President


THE FIRST NATIONAL BANK OF
CHICAGO


By /s/ Tom Dao
     Title: Corporate Banking Officer



BANCA COMMERCIALE ITALIANA
NEW YORK BRANCH


By /s/ C. Dougherty
     Title: Vice President


By /s/ Karen Purelis
     Title:  Vice President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION


By /s/ David Noda
     Title:  Managing Director



THE CHASE MANHATTAN BANK


By /s/ Karen M. Sharf
Title:  Vice President



CITIBANK, N.A.


By /s/ Robert M. Spence
Title: Attorney in Fact



DEUTSCHE BANK AG, NEW YORK
AND/OR CAYMAN ISLANDS BRANCHES


By /s/ Stephan A. Wiedemann
Title:  Director


By /s/ Hans-Josef Thiele
Title:  Director



MELLON BANK, N.A.


By /s/ R. Jane Westrich
Title:  Vice President



ROYAL BANK OF CANADA

By /s/ Sheryl L. Greenberg
Title:  Senior Manager



BANCO SANTANDER


By /s/ Dom J. Rodriguez
Title:  Vice President


By /s/ Robert E. Schlegel
Title: Vice President



THE BANK OF NOVA SCOTIA


By /s/ Michael R. Bradley
Title: Authorized Signatory




PARIBAS


By /s/ David I. Canavan
Title:  Director


By /s/ Duane Helkowski
Title:  Vice President



FLEET NATIONAL BANK


By /s/ Deanne M. Horn
Title:  Assistant Vice President



GENERALE BANK, NEW YORK BRANCH


By /s/ E. Matthews
Title:  Senior Vice President


By /s/ Hans Neukomm
Title:  General Manager



SOCIETE GENERALE, NEW YORK BRANCH

By /s/ Robert Petersen
Title: Vice President



STATE STRFET BANK AND TRUST COMPANY

By /s/ Lise Anne Boutiette
Title: Vice President



WACHOVIA BANK OF GEORGIA, N.A.


By /s/ John P. Raffertv
     Title: Senior Vice President



MORGAN GUARANTY TRUST COMPANY
OF NEW YORK, as Agent


By /s/ Diana H. Imhof
     Title:  Vice President


                          COMMITMENT SCHEDULE

     Bank                                                Commitment

 Morgan Guaranty Trust Company of New York               $220,000,000

 Credit Suisse First Boston                               200,000,000

 ABN AMRO Bank N.V.                                       160,000,000

 BankBoston, N.A.                                         160,000,000

 The First National Bank of Chicago                       160,000,000

 Banca Commerciale Italiana, New York Branch              100,000,000

 Bank of America National Trust and Savings Association   100,000,000

 The Chase Manhattan Bank                                 100,000,000

 Citibank, N.A.                                           100,000,000

 Deutsche Bank AG, New York and/or
    Cayman Islands Branches                               100.000.000

 Mellon Bank, N.A.                                        100,000,000

 Royal Bank of Canada                                     100,000,000

 Banco Santander                                           50,000,000

 The Bank of Nova Scotia                                   50,000.000

 Banque Paribas                                            50,000,000

 Fleet National Bank                                       50,000,000

 Generale Bank, New York Branch                            50,000,000

 Societe Generale                                          50,000,000

 State Street Bank and Trust Company                       50,000,000

 Wachovia Bank of Georgia, N.A.                            50,000,000

        Total                                          $2,000,000,000